U.S. Securities and Exchange Commission
                                Washington, D.C. 20549

                                    FORM 8-K

                                CURRENT REPORT
      PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

   Date of Report (Date of earliest event reported):  August 22, 2003


                               EARTH SCIENCES, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Colorado                   0-6088                84-050374
----------------------------      -----------          -----------------
(State or other jurisdiction     (Commission          (I.R.S. Employer
       of incorporation)          File Number)        Identification No.)


               8100 SouthPark Way, B, Littleton, Colorado           80120
               ------------------------------------------          --------
                 (Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code: (303)734-1727


                               Not Applicable
                              ----------------
(Former name, former address and former fiscal year, if changed since last report)

Item 5. Other Events and Regulation FD Disclosures
----------------------------------------
Exhibit 99.1 August 22, 2003 Press Release announcing EX DATE TO BE SET FOR EARTH SCIENCES SHARES.




SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

					       	      Earth Sciences, Inc.
						                 Registrant

Date:  August 22, 2003                          /s/ Mark H. McKinnies
                                              ----------------------
                                                 Mark H. McKinnies
                                         President and Chief Financial Officer